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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  APRIL 13, 1999



                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-13625                  36-4156801
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



2 NORTH RIVERSIDE PLAZA
SUITE 2200
CHICAGO, ILLINOIS                                                  60606
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                         EQUITY OFFICE PROPERTIES TRUST

ITEM 5   -   OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

   Exhibit                 Document
   -------                 --------

    1.1 Underwriting Agreement dated April 13, 1999, by and among EOP Operating Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto.

    4.23                   $200,000,000 7.5% Notes due 2029.

    5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.














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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EOP OPERATING LIMITED PARTNERSHIP



                                      By:   Equity Office Properties, its
                                            Managing General Partner





Date:  April 16, 1999                 By:   /s/ Stanley M. Stevens
                                            ----------------------
                                            Stanley M. Stevens
                                            Executive Vice President and
                                            Secretary












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                                  EXHIBIT INDEX


 Exhibit                   Document
 -------                   --------

   1.1 Underwriting Agreement dated April 13, 1999, by and among EOP Operating Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto.

   4.23                    $200,000,000 7.5% Notes due 2029.

   5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.